UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 30, 2014

MAGELLAN HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT	06001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 30, 2014, Magellan Health, Inc. (“Magellan”) filed a Current Report on Form 8-K (the “Original Filing”) in connection with the completion on April 30, 2014 of the acquisition of CDMI, LLC (“CDMI”).  Pursuant to the Purchase Agreement (the “Purchase Agreement”), dated as of March 31, 2014, as amended by Amendment No. 1 to the Purchase Agreement, dated April 30, 2014, by and among Magellan, CDMI, George N. Petrovas, Susan C. Petrovas and The Susan C. Petrovas Qualified Annuity Trust — 2011, as holders of the outstanding equity interests in CDMI (collectively, the “Sellers”) and George N. Petrovas in his capacity as the Seller Representative.  As a result of the Acquisition, CDMI will operate as a wholly-owned subsidiary of Magellan Rx Management, Inc.

This Current Report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma information required by Item 9.01 of Form 8-K.  Except for the filing of such financial statements and pro forma information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Filing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)                                 Financial Statements of Business Acquired.

The audited balance sheet of CDMI, LLC as of December 31, 2013, and the related statement of income, statement of changes in members’ equity and statement of cash flows for the year ended December, 31, 2013, together with the report thereon of Mayer Hoffman McCann P.C., are attached hereto as Exhibit 99.1.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2014 and unaudited pro forma condensed combined statements of comprehensive income for the three months ended March 31, 2014 and the year ended December 31, 2013 are attached hereto as Exhibit 99.2.

(d)                                 Exhibits.

Exhibit Number	Description
23.1	Consent of Mayer Hoffman McCann P.C.
99.1

Audited balance sheet of CDMI, LLC as of December 31, 2013, and the related statement of income, statement of changes in members’ equity and statement of cash flows for the year ended December 31, 2013, together with the report thereon of Mayer Hoffman McCann P.C.

99.2

Unaudited pro forma condensed combined balance sheet as of March 31, 2014 and unaudited pro forma condensed combined statements of comprehensive income for the three months ended March 31, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH, INC.

Date: July 7, 2014	By:	/s/ Jonathan N. Rubin
Name: Jonathan N. Rubin
Title: Executive Vice President and Chief Financial Officer